UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report : April 27, 2005

Botetourt Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	000-49787	54-1867438
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

19747 Main Street Buchanan, Virginia	24066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 540-591-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Principal Officer.

Effective April 27, 2005, the Board of Directors of Botetourt Bankshares, Inc. (the “Registrant”), appointed Michelle A. Alexander to the position of Vice President and Chief Financial Officer.

Ms. Alexander, 33, joined the Registrant in June 1993 and has 11 years of banking experience including 7 years of senior management experience. Ms. Alexander has served as CRA Officer, Vice President – Marketing & Training, and Vice President – Financial Accounting for the Registrant during the past five years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Botetourt Bankshares, Inc.

/s/ H. Watts Steger, III

H. Watts Steger, III

Chairman & CEO

Date: April 27, 2005